Prepayments and Other Current Assets, Net - Schedule of Prepayments and Other Current Assets, Net (Details)	Dec. 31, 2024 HKD ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 HKD ($)
Prepayments and Other Current Assets, Net [Abstract]
Prepayment for operating expenses	$ 3,693,799	$ 475,532	$ 393,421
Deferred IPO costs	5,137,874	661,441	2,440,921
Others	807,895	104,008	128,036
Total	$ 9,639,568	$ 1,240,981	$ 2,962,378